                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of June, 1999.

                                       GREEN TREE FINANCIAL CORP.

                                       BY: /s/ Phyllis A. Knight
                                           ------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1999 to May 31, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of June, 1999.

                                       GREEN TREE FINANCIAL CORP.

                                       BY: /s/ Phyllis A. Knight
                                           ------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0

 1.  Amount Available (including Monthly Servicing Fee)                                            $26,092,319.31
                                                                                                   --------------

 2.  Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                     $   970,302.51
                                                                                --------------
                   (b)  Principal Prepayments                                    10,583,670.69
                                                                                --------------
                   (c)  Liquidated Loans                                                  0.00
                                                                                --------------
                   (d)  Repurchases                                                       0.00
                                                                                --------------
                   (e)  Previously undistributed (a)-(d) amounts                          0.00
                                                                                --------------
                   (f)  Pre-Funded Fixed Rate Amount, if any

                        (Post-Funding Payment Date)                                       0.00
                                                                                --------------
                   (g)  minus Group I ARM Formula Principal

                        Distribution Amount                                               0.00
                                                                                --------------
                                                 Total Principal                                   $11,553,973.20
                                                                                                   --------------

 3.  Group I ARM Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                     $    80,070.43
                                                                                --------------
                   (b)  Principal Prepayments                                     2,437,960.77
                                                                                --------------
                   (c)  Liquidated Loans                                                  0.00
                                                                                --------------
                   (d)  Repurchases                                                       0.00
                                                                                --------------
                   (e)  Pre-Funded Group I ARM Amount, if any
                        (Post-Funding Payment Date)                                       0.00
                                                                                --------------
                   (f)  Clause (vi) of definition                                        0.00
                                                                                --------------
                                                 Total Principal                                   $ 2,518,031.20
                                                                                                   --------------
 4.  Group II ARM Formula Principal Distribution Amount:
                   (a)  Scheduled Principal                                     $   183,063.43
                                                                                --------------
                   (b)  Principal Prepayments                                     1,677,645.10
                                                                                --------------
                   (c)  Liquidated Loans                                                  0.00
                                                                                --------------
                   (d)  Repurchases                                                       0.00
                                                                                --------------
                   (e)  Pre-Funded Group II ARM Amount, if any
                        (Post-Funding Payment Date)                                       0.00
                                                                                --------------
                   (f)  Clause (vi) of definition                                         0.00
                                                                                --------------
                                                 Total Principal                                   $ 1,860,708.53
                                                                                                   --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 2

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0

 5.  Senior Percentage                                                                                        100%
                                                                                                   ---------------
 6.  Class B Percentage                                                                                         0%
                                                                                                   ---------------
 7.  (a)  LIBOR                                                                                           4.90250%
                                                                                                   ---------------
     (b)  Class A-1A ARM Pass-Through Margin (.26% or .52%)                                                  0.26%
                                                                                                   ---------------
     (c)  Available Funds Pass-Through Rate                                                               5.16250%
                                                                                                   ---------------
 8.  (a)  LIBOR                                                                                           4.90250%
                                                                                                   ---------------
     (b)  Class A-1B ARM Pass-Through Margin (.28% or .56%)                                                  0.28%
                                                                                                   ---------------
     (c)  Available Funds Pass-Through Rate                                                               5.18250%
                                                                                                   ---------------
 9.  Class HE: A-5 IO Notional Principal Amount                                                    $120,000,000.00
                                                                                                   ---------------
Class A Certificates
--------------------
     Interest
10.  Aggregate Current Interest
     (a) Class A-1A ARM Pass-through Rate                                             5.16250%
                                                                                --------------
         (a floating rate per annum equal to the lesser of (a) LIBOR plus the Class A-1A ARM Pass-Through Margin, or (b) the Available
         Funds Pass-Through Rate, but in no case more than 14.0%)

     (b) Class A-1A ARM Interest                                                                   $   618,664.67
                                                                                                   --------------
     (c) Class A-1B ARM Pass-through Rate                                             5.18250%
                                                                                --------------
         (a floating rate per annum equal to the lesser of (a) LIBOR plus the Class A-1B ARM Pass-Through Margin, or (b) the Available
         Funds Pass-Through Rate, but in no case more than 14.0%)

     (d) Class A-1B ARM Interest                                                                   $   618,777.41
                                                                                                   --------------
     (e) Class A-1 Pass-through Rate                                                     5.59%

     (f) Class A-1 Interest                                                                        $ 1,271,811.71
                                                                                                   --------------
     (g) Class A-2 Pass-through Rate                                                     5.78%

     (h) Class A-2 Interest                                                                        $   650,250.00
                                                                                                   --------------
     (i) Class A-3 Pass-through Rate                                                     5.98%

     (j) Class A-3 Interest                                                                        $   652,816.67
                                                                                                   --------------
     (k) Class A-4 Pass-through Rate                                                     6.18%

     (l) Class A-4 Interest                                                                        $   306,425.00
                                                                                                   --------------
     (m) Class A-5 Pass-through Rate                                                     6.13%

     (n) Class A-5 Interest                                                                        $   344,812.50
                                                                                                   --------------
     (o) Class A-6 IO Pass-through Rate                                                  5.50%

     (p) Class A-6 IO Interest                                                                     $   550,000.00
                                                                                                   --------------
11.  Amount applied to Unpaid Class A Interest Shortfall                                           $         0.00
                                                                                                   --------------
12.  Remaining Unpaid Class A Interest Shortfall                                                   $         0.00
                                                                                                   --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 3

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0



Class M-1 Certificates
----------------------

13.  Amount Available less all preceding distributions                                             $21,078,761.35
                                                                                                   --------------

     Interest on Class M-1 Adjusted Principal Balance

14.  Class M-1 Adjusted Principal Balance                                                          $72,000,000.00
                                                                                                   --------------

15.  Current Interest

     (a)  Class M-1 Pass-through Rate                                                    6.92%
          (floating rate equal to the Weighted Average Loan Rate,
          but in no event greater than 6.92%)

     (b)  Class M-1 Interest                                                                       $   415,200.00
                                                                                                   --------------

16.  Amount applied to Unpaid Class M-1 Interest Shortfall                                         $         0.00
                                                                                                   --------------

17.  Remaining Unpaid Class M-1 Interest Shortfall                                                 $         0.00
                                                                                                   --------------

Class M-2 Certificates
----------------------

18.  Amount Available less all preceding distributions                                             $20,663,561.35
                                                                                                   --------------

     Interest on Class M-2 Adjusted Principal Balance

19.  Class M-2 Adjusted Principal Balance                                                          $61,200,000.00
                                                                                                   --------------

20.  Current Interest

     (a)  Class M-2 Pass-through Rate                                                    7.45%
          (floating rate equal to the Weighted Average Loan Rate,
          but in no event greater than 7.45%)

     (b)  Class M-2 Interest                                                                       $   379,950.00
                                                                                                   --------------

21.  Amount applied to Unpaid Class M-2 Interest Shortfall                                         $         0.00
                                                                                                   --------------

22.  Remaining Unpaid Class M-2 Interest Shortfall                                                 $         0.00
                                                                                                   --------------

Class B-1 Certificates
----------------------

23.  Amount Available less all preceding distributions                                             $20,283,611.35
                                                                                                   --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 4

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


     Interest on Class B-1 Adjusted Principal Balance

24.  Class B-1 Adjusted Principal Balance                                                          $43,800,000.00
                                                                                                   --------------

25.  Current Interest

     (a)  Class B-1 Pass-through Rate                                                    8.97%
          (floating rate equal to the Weighted Average Loan Rate,
          but in no event greater than 8.97%)

     (b)  Class B-1 Interest                                                                       $   327,405.00
                                                                                                   --------------

26.  Amount applied to Unpaid Class B-1 Interest Shortfall                                         $         0.00
                                                                                                   --------------

27.  Remaining Unpaid Class B-1 Interest Shortfall                                                 $         0.00
                                                                                                   --------------

Class A Certificates
--------------------

28.  Amount Available less all preceding distributions                                             $19,956,206.35
                                                                                                   --------------

     Principal

29.  Class A-5 Lockout Percentage for such Payment Date                                                     0.00%
                                                                                                   --------------

30.  Class A Principal Distribution:

     (a)  Class A-1A ARM                                                                           $ 2,518,031.20
                                                                                                   --------------
     (b)  Class A-1B ARM                                                                           $ 1,860,708.53
                                                                                                   --------------
     (c)  Class A-5 Lockout Pro Rata Distribution Amount                                           $         0.00
                                                                                                   --------------
     (d)  Balance of Senior Percentage of Formula Principal                                        $         0.00
                                                                                                   --------------

31.  Distribution Amount:

     (a)  Class A-1                                                                                $11,553,973.20
                                                                                                   --------------
     (b)  Class A-2                                                                                $         0.00
                                                                                                   --------------
     (c)  Class A-3                                                                                $         0.00
                                                                                                   --------------
     (d)  Class A-4                                                                                $         0.00
                                                                                                   --------------
     (e)  Class A-5                                                                                $         0.00
                                                                                                   --------------
     (f)  Class A-1A ARM and A-1B ARM                                                              $         0.00
                                                                                                   --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 5

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


32.  Class A Principal Balance:

     (a)  Class A-1A ARM Principal Balance                                                         $146,246,620.95
                                                                                                   ---------------
     (b)  Class A-1B ARM Principal Balance                                                         $146,356,846.14
                                                                                                   ---------------
     (c)  Class A-1 Principal Balance                                                              $261,464,641.15
                                                                                                   ---------------
     (d)  Class A-2 Principal Balance                                                              $135,000,000.00
                                                                                                   ---------------
     (e)  Class A-3 Principal Balance                                                              $131,000,000.00
                                                                                                   ---------------
     (f)  Class A-4 Principal Balance                                                              $ 59,500,000.00
                                                                                                   ---------------
     (g)  Class A-5 Principal Balance                                                              $ 67,500,000.00
                                                                                                   ---------------

33.  Amount, if any, by which Class A Formula Principal Distribution Amount
     exceeds the amount distributed pursuant to item (30)                                          $          0.00
                                                                                                   ---------------

Class M-1 Certificates
----------------------

34.  Amount Available less all preceding distributions                                             $  4,023,493.42
                                                                                                   ---------------
     Principal

35.  Class M-1 Principal Distribution                                                              $          0.00
                                                                                                   ---------------

36.  Class M-1 Principal Balance                                                                   $ 72,000,000.00
                                                                                                   ---------------

37.  Amount, if any, by which the amount in clause (c) of the Class M-1
     Formula

     Distribution Amount exceeds the amount distributed pursuant to item (35)                      $          0.00
                                                                                                   ---------------

Class M-2 Certificates
----------------------

38.  Amount Available less all preceding distributions                                             $  4,023,493.42
                                                                                                   ---------------
     Principal

39.  Class M-2 Principal Distribution                                                              $          0.00
                                                                                                   ---------------

40.  Class M-2 Principal Balance                                                                   $ 61,200,000.00
                                                                                                   ---------------

41.  Amount, if any, by which the amount in clause (c) of the Class M-2
     Formula Distribution Amount (the "Class M-2 Formula Principal
     Distribution Amount") exceeds the amount distributed pursuant to item (39)                    $          0.00
                                                                                                   ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 6

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0



     Class B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in April 2002)

42.  Average Sixty-Day Deliquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date                                             0.42%
                                                                                                   -------------
     (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of
          ratios for this month and two preceding months; may not exceed 10%)                              0.22%
                                                                                                   -------------
43.  Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date                                            1.25%
                                                                                                   -------------
     (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
          ratios for this month and two preceding months; may not exceed 12%)                              0.82%
                                                                                                   -------------

44.  Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
          of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                    0.00%
                                                                                                   -------------

45.  Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date                                         $        0.00
                                                                                                   -------------
     (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic
          average of Pool Scheduled Principal Balance for sixth preceding
          Payment Date and for current Payment Date; may not exceed 2.0%)                                  0.00%
                                                                                                   -------------

46.  Class B Principal Balance Test

     (a)  Class B Principal Balance plus Over-collateralization Adjustment Amount divided by Pool Scheduled Principal Balance for prior Payment Date
          (must equal or exceed 15.3%)                                                                     7.73%
                                                                                                   -------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 7

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


Class B-1 Certificates
----------------------

47.  Amount Available less all preceding distributions                                             $ 4,023,493.42
                                                                                                   --------------
     Principal

48.  Class B-1 Principal Distribution                                                              $         0.00
                                                                                                   --------------

49.  Class B-1 Principal Balance                                                                   $43,800,000.00
                                                                                                   --------------

50.  Amount, if any, by which the amount in clause (c) of the Class B-1
     Formula Distribution Amount exceeds the amount distributed pursuant
     to item (48)                                                                                  $         0.00
                                                                                                   --------------

Class M-1 Certificates
----------------------

51.  Amount Available less all preceding distributions                                             $ 4,023,493.42
                                                                                                   --------------
     Liquidation Loss Interest

52.  Class M-1 Formula Liquidation Loss Interest Distribution Amount                               $         0.00
                                                                                                   --------------

53.  Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                        $         0.00
                                                                                                   --------------

54.  Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                                $         0.00
                                                                                                   --------------

Class M-2 Certificates
----------------------

55.  Amount Available less all preceding distributions                                             $ 4,023,493.42
                                                                                                   --------------
     Liquidation Loss Interest

56.  Class M-2 Formula Liquidation Loss Interest Distribution Amount                               $         0.00
                                                                                                   --------------

57.  Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                        $         0.00
                                                                                                   --------------

58.  Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                                $         0.00
                                                                                                   --------------

Class B-1 Certificates
----------------------

59.  Amount Available less all preceding distributions                                             $ 4,023,493.42
                                                                                                   --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 8

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


     Liquidation Loss Interest

60.  Class B-1 Formula Liquidation Loss Interest Distribution Amount                               $         0.00
                                                                                                   --------------

61.  Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                        $         0.00
                                                                                                   --------------

62.  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                                $         0.00
                                                                                                   --------------

Class B-2A Certificates
-----------------------

63.  Amount Available less all preceding distributions                                             $ 4,023,493.42
                                                                                                   --------------

     Interest

64.  Current Interest

     (a)  Class B-2A Pass-through Rate                                                   7.44%
          (floating rate equal to the Weighted Average Loan Rate,
          but in no event greater than 7.44%)

     (b)  Class B-2A Interest                                                                      $   116,597.97
                                                                                                   --------------

65.  Amount applied to Unpaid Class B-2A Interest Shortfall                                        $         0.00
                                                                                                   --------------

66.  Remaining Unpaid Class B-2A Interest shortfall                                                $         0.00
                                                                                                   --------------

     Principal

67.  Class B-2A Principal Distribution                                                             $         0.00
                                                                                                   --------------

68.  Class B-2A Additional Principal Distribution Amount                                           $ 1,616,247.53
                                                                                                   --------------

69.  Class B-2A Principal Balance                                                                  $17,189,876.73
                                                                                                   --------------

Class B-2 Certificates
----------------------

70.  Amount Available less all preceding distributions                                             $ 2,290,647.92
                                                                                                   --------------

     Interest

71.  Current Interest

     (a)  Class B-2 Pass-through Rate                                                    8.97%
          (floating rate equal to the Weighted Average Loan Rate,
          but in no event greater than 8.97%)

     (b)  Class B-2 Interest                                                                       $   179,400.00
                                                                                                   --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 9

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


72.  Amount applied to Unpaid Class B-2 Interest Shortfall                                         $         0.00
                                                                                                   --------------

73.  Remaining Unpaid Class B-2 Interest shortfall                                                 $         0.00
                                                                                                   --------------
     Principal

74.  Class B-2 Principal Distribution                                                              $         0.00
                                                                                                   --------------

75.  Class B-2 Guaranty Payment                                                                    $         0.00
                                                                                                   --------------

76.  Class B-2 Principal Balance                                                                   $24,000,000.00
                                                                                                   --------------

77.  Amount, if any, by which Class B-2 Formula Distribution Amount plus
     Class B-2 Liquidation Loss Principal Amount exceeds Class B-2
     Distribution Amount                                                                           $         0.00
                                                                                                   --------------

Class A-1A ARM Certificates
---------------------------

78.  Amount Available less all preceding distributions                                             $ 2,111,247.92
                                                                                                   --------------

     Available Fund Limitation Interest

79.  Class A-1A ARM Formula Available Funds Limitation Interest

     Distribution Amount                                                                           $         0.00
                                                                                                   --------------

80.  Amount applied to Unpaid Class A-1A ARM Available Funds

     Limitation Shortfall                                                                          $         0.00
                                                                                                   --------------

81.  Remaining Unpaid Class A-1A ARM Available Funds Limitation Shortfall                          $         0.00
                                                                                                   --------------

Class A-1B ARM Certificates
---------------------------

82.  Amount Available less all preceding distributions                                             $ 2,111,247.92
                                                                                                   --------------

     Available Fund Limitation Interest

83.  Class A-1B ARM Formula Available Funds Limitation Interest

     Distribution Amount                                                                           $         0.00
                                                                                                   --------------

84.  Amount applied to Unpaid Class A-1B ARM Available Funds

     Limitation Shortfall                                                                          $         0.00
                                                                                                   --------------

85.  Remaining Unpaid Class A-1B ARM Available Funds Limitation Shortfall                          $         0.00
                                                                                                   --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 10

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


Class A, Class M, and Class B Certificates
------------------------------------------

86.  Pool Scheduled Principal Balance                                                              $1,172,068,108.24
                                                                                                   -----------------

     (a)  Fixed Rate Loans                                                                         $  879,464,641.15
                                                                                                   -----------------
     (b)  Group I Adjustable Rate Loans                                                            $  146,246,620.95
                                                                                                   -----------------
     (c)  Group II Adjustable Rate Loans                                                           $  146,356,846.14
                                                                                                   -----------------

87.  Pool Factors

     (a)  Class A-1A ARM Pool Factor                                                                       .97497747
                                                                                                   -----------------
     (b)  Class A-1B ARM Pool Factor                                                                       .97571231
                                                                                                   -----------------
     (c)  Class A-1 Pool Factor                                                                            .92717958
                                                                                                   -----------------
     (d)  Class A-2 Pool Factor                                                                           1.00000000
                                                                                                   -----------------
     (e)  Class A-3 Pool Factor                                                                           1.00000000
                                                                                                   -----------------
     (f)  Class A-4 Pool Factor                                                                           1.00000000
                                                                                                   -----------------
     (g)  Class A-5 Pool Factor                                                                           1.00000000
                                                                                                   -----------------
     (h)  Class M-1 Pool Factor                                                                           1.00000000
                                                                                                   -----------------
     (i)  Class M-2 Pool Factor                                                                           1.00000000
                                                                                                   -----------------
     (j)  Class B-1 Pool Factor                                                                           1.00000000
                                                                                                   -----------------
     (k)  Class B-2A Pool Factor                                                                           .71624486
                                                                                                   -----------------
     (l)  Class B-2 Pool Factor                                                                           1.00000000
                                                                                                   -----------------

88.  Loans Delinquent:

     Fixed Rate

         (a)  31-59 days                         7,494,226.74         126
                                                 ------------     ------------
         (b)  60-89 days                         1,287,610.71          25
                                                 ------------     ------------
         (c)  90 or more days                      320,943.74           5
                                                 ------------     ------------

     Group I Adjustable Rate

         (a)  31-59 days                         1,053,687.87          13
                                                 ------------     ------------
         (b)  60-89 days                            96,811.78           2
                                                 ------------     ------------
         (c)  90 or more days                            0.00           0
                                                 ------------     ------------

     Group II Adjustable Rate

         (a)  31-59 days                         1,234,685.07          12
                                                 ------------     ------------
         (b)  60-89 days                           287,575.09           1
                                                 ------------     ------------
         (c)  90 or more days                            0.00           0
                                                 ------------     ------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - A
                                 MONTHLY REPORT
                                    MAY 1999
                                     PAGE 11

                                                      Distribution Date: 6/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


89.  Principal Balance of Defaulted Loans

     (a)  Fixed Rate                                                                               $ 1,740,405.45
                                                                                                   --------------
     (b)  Group I Adjustable Rate                                                                  $   145,280.37
                                                                                                   --------------
     (c)  Group II Adjustable Rate                                                                 $ 1,019,104.43
                                                                                                   --------------

90.  Number of Liquidated Loans and Net Liquidated Loss

     Fixed Rate                                                                  #           0     $         0.00
                                                                                --------------     --------------
     Group I Adjustable Rate                                                     #           0     $         0.00
                                                                                --------------     --------------
     Group II Adjustable Rate                                                    #           0     $         0.00
                                                                                --------------     --------------

91.  Number of Loans Remaining

     Fixed Rate                                                                                        14,595
                                                                                                   --------------
     Group I Adjustable Rate                                                                            1,409
                                                                                                   --------------
     Group II Adjustable Rate                                                                           1,158
                                                                                                   --------------

92.  Pre-Funded                                                                                    $         0.00
                                                                                                   --------------

     Pre-Funded Fixed Rate Amount                                                                  $         0.00
                                                                                                   --------------
     Pre-Funded Group I ARM Amount                                                                 $         0.00
                                                                                                   --------------
     Pre-Funded Group II ARM Amount                                                                $         0.00
                                                                                                   --------------

Company
-------

93.  Monthly Servicing Fee                                                                         $   495,000.34
                                                                                                   --------------

Class B-2A Certificates
-----------------------

94.  Class B-2A  Aggregate Additional Principal Distribution Amount                                $ 6,810,123.26
                                                                                                   --------------

Company
-------

95.  Class B-2 Guaranty Fee                                                                        $ 1,616,247.58
                                                                                                   --------------

Class C Subsidiary Certificates
-------------------------------

96.  Class C Subsidiary residual payment                                                           $         0.00
                                                                                                   --------------

Class C Master Certificates
---------------------------

97.  Class C Master Distribution Amount                                                            $         0.00
                                                                                                   --------------


       Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.